          Exhibit 32.2

Certification of Chief Financial Officer of
CIGNA Corporation pursuant to 18 U.S.C. Section 1350

I certify that, to the best of my knowledge and belief, the Quarterly Report on Form 10-Q of CIGNA Corporation for the period ending September 30, 2007 (the “Report”):

(1)   complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of CIGNA Corporation.

/s/ Michael W. Bell
Michael W. Bell
Chief Financial Officer
November 2, 2007